UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2012

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1100 SW Sixth Avenue, Portland, Oregon	97204
	(Address of principal executive offices)	(Zip Code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

StanCorp Financial Group, Inc. (“StanCorp”) entered into a Second Supplemental Indenture dated August 10, 2012, with U.S. Bank National Association, which supplemented its Indenture dated September 25, 2002 (the “Base Indenture,” and as supplemented, the “Indenture”), and issued $250,000,000 aggregate principal amount of 5.00% Senior Notes due 2022 (the “Notes”) pursuant to the Indenture. The Base Indenture was incorporated by reference as Exhibit 4.3 of StanCorp’s Registration Statement on Form S-3 (File No. 333-182759), filed on July 19, 2012. A copy of the Second Supplemental Indenture, including the form of the Notes, is filed herewith as Exhibit 4.1 to this Current Report and is incorporated herein.

The Notes are unsecured senior obligations of StanCorp and rank equally with all of the other existing and future senior, unguaranteed and unsubordinated debt of StanCorp.

StanCorp will pay interest on the Notes semiannually on each February 15 and August 15, beginning February 15, 2013, to the persons in whose names the Notes are registered at the close of business on the preceding January 31 or July 31, respectively, except that any interest payable upon maturity or any earlier redemption of the Notes will be payable to the person to whom the principal of the Note is payable. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Notes will mature on August 15, 2022.

The Notes are subject to customary covenants, including limitations on StanCorp’s ability, with some exceptions, to incur debt secured by liens on the capital stock of Standard Insurance Company (“Standard”) and to sell the capital stock of Standard. StanCorp may redeem the Notes in whole or in part, from time to time at StanCorp’s option, at a redemption price equal to accrued and unpaid interest on the principal amount being redeemed to the redemption date plus the greater of (a) 100% of the principal amount of the Notes to be redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Second Supplemental Indenture), plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions from Item 1.01 are incorporated into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Second Supplemental Indenture dated August 10, 2012 between StanCorp Financial Group, Inc. and U.S. Bank National Association (including form of 5.00% Senior Note due 2022).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

Dated: August 10, 2012

/s/ Robert M. Erickson
Robert M. Erickson
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture dated August 10, 2012 between StanCorp Financial Group, Inc. and U.S. Bank National Association (including form of 5.00% Senior Note Due 2022).